AMENDMENT TO LEASE AGREEMENT

     This Amendment entered into as of this the 13th day of January, 1995, by and among Nelson E. Bowers II and Thomas M. Green, Jr. hereinafter collectively referred to as the "Assignor"; JAG Properties LLC a Tennessee Limited Liability Company hereinafter called the "Lessor" and Infiniti of Chattanooga, Inc. a Tennessee Corporation, hereinafter called the "Lessee."

                                    RECITALS

     WHEREAS, Assignor transferred by Quitclaim Deed all of its right, title, and interest in 5915 Brainerd Road, Chattanooga, Tennessee to Lessor on January 13, 1995; and

     WHEREAS, Lessor desires that Assignor transfer all of its right, title, and interest in the Lease Agreement dated October 18, 1991, by and between Assignor and Lessee (the "Lease"); and

     WHEREAS, Lessor desires to amend the Lease; and

     WHEREAS, Lessee has entered into this Amendment for the express purpose of consenting to the assignment and amending the Lease,

     NOW, THEREFORE, the parties intending to be legally bound agree as follows:

     1. The parties agree that paragraph 1. (b) of the Lease be amended by deleting the Exhibit A thereon and adopting the Exhibit A attached to this Amendment as the "Premises."

     2. The parties agree that paragraph 2. of the Lease be amended by deleting said paragraph in its entirety and adding the following new paragraph 2.:

          2. Rent. The annual rental for the next five (5) years of the term of this Lease shall be One Hundred Thirty-One Thousand Four Hundred Seventy-two Dollars ($131,472.00). The Lessee agrees to pay said rent in lawful money of the United States in equal monthly installments of Ten Thousand Nine Hundred Fifty-Six Dollars ($10,956.00) in advance of the first day of each month beginning February 1, 1995 and thereafter upon the same day of each successive month during the term, at the office of the Lessor or at such other place as Lessor may designate. Upon the expiration of said five (5) year term, the rent shall be adjusted by an amount equal to sixty percent (60%) of the increase, if any, in the debt service amount payable under Lessor's loan (or any renewal, extension, modification or replacement thereof) secured by the Premises. Lessor shall notify Lessee of the amount of such rent adjustment, and said rent shall be paid in equal monthly installments in advance of the first day of each month for the remainder of the term of this Lease.

     3. Lessee has joined in this Amendment for the express purpose of consenting to this Amendment and the assignment by Assignor to Lessor of the Lease. Lessee further agrees to be bound by all of the terms, covenants and conditions of the Lease as amended by this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Lease as of the day first above written.

                                    LESSOR:

                                    JAG PROPERTIES LLC


                                    By: /s/ Nelson E. Bowers II, Chief Manager
                                    ------------------------------------------
                                    Nelson E. Bowers II, Chief Manager



                                    LESSEE:

                                    INFINITI OF CHATTANOOGA, INC.

                                    By: /s/ Nelson E. Bowers II, President
                                    ------------------------------------------
                                    Nelson E. Bowers II, President



                                    By: /s/ Nelson E. Bowers II, Assignor
                                    ------------------------------------------
                                    Nelson E. Bowers II, Assignor



                                    ------------------------------------------
                                    Thomas M. Green, Jr., Assignor

STATE OF TENNESSEE )
COUNTY OF HAMILTON )

     Before me, a Notary Public of the State and County aforesaid, personally appeared NELSON E. BOWERS II, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Chief Manager of JAG PROPERTIES LLC, the within named bargainor, a Limited Liability Company, and that he as such Chief Manager executed the foregoing instrument for the purposes therein contained by signing the name of the Company by himself as such Manager.

     Witness my hand and seal, this 13th day of January, 1995.

                                          /s/ [illegible]
                                          ---------------------------
                                          Notary Public
My commission expires: 01-12-97




STATE OF TENNESSEE )
COUNTY OF HAMILTON )

     Before me, a Notary Public of the State and County aforesaid, personally appeared NELSON E. BOWERS II, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be President of INFINITI OF CHATTANOOGA, INC., the within named bargainor, a corporation, and that he as such officer executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     Witness my hand and seal, this 13th day of January, 1995.


                                          /s/ [illegible]
                                          ---------------------------
                                          Notary Public
My commission expires: 01-12-97

STATE OF TENNESSEE )
COUNTY OF HAMILTON )

         Before me, a Notary Public of the State and County aforesaid, personally appeared NELSON E. BOWERS II, the within named Assignor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the foregoing instrument for the purposes therein contained.

     Witness my hand and seal, this 13th day of January, 1995.

                                          /s/ [illegible]
                                          ---------------------------
                                          Notary Public
My commission expires: 01-12-97



STATE OF TENNESSEE )
COUNTY OF HAMILTON )

     Before me, a Notary Public of the State and County aforesaid, personally appeared THOMAS M. GREEN, JR. the within named Assignor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the foregoing instrument for the purposes therein contained.

     Witness my hand and seal, this 13th day of January, 1995.


                                          ---------------------------
                                          Notary Public

My commission expires:

                                    Exhibit A

                                  [FLOOR PLAN]